Shareholders' Voting Proxy Agreement

This Shareholders' Voting Proxy Agreement (the "Agreement") is entered into as of August 4, 2008 among the following parties:

Party A: Xi'an Coova Children Pharmaceuticals Co., Ltd

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Registered Address: Room1-402, Building B, Oujinyuan Community, No. 34 Keji Road , Xi'an, Shaanxi Province, P.R.C.

Legal Representative: Lijuan Feng

Party B:

Jun Xia (ID Card number： 610104720804001)
Tianqiu Xia (ID Card number：610104193506100016)
Sujuan Cheng (ID Card number： 610302194912310521)
Jide Chen (ID Card number： 610302450517051)
Zhongyu Lu, (ID Card number： 610113196210171368)
Changyu Lu (ID Card number： 610104194110280043)
Yuxing Wang (ID Card number： 610104195707052654)
Jin Wu (ID Card number: 610125198301140529)
Qiongke Song (ID Card number: 411122198308114723)
Xiurong Zhang (ID Card number: 610302195706074665)
Xianglin Tang (ID Card number: 610122196605255714)
Gang Wu (ID Card number:610402196512265236)
Xigang Hao (ID Card number: 612129196403294316)
Hongkun Zhao (ID Card number: 610528660321863)
Baoxia Zhou (ID Card number: 610103621102282)
Hongxia Qin (ID Card number: 610103196601022420)
Junlin Xu (ID Card number: 610403560528003)
Yuying Hu (ID Card number: 410322195610130827)
Ming Dang (ID Card number:610102195108031218)

In this Agreement, Party A and Party B are called collectively as the "Parties" and each of them is called as the "Party".

WHEREAS:

1. Party A is a wholly foreign-owned enterprise incorporated under the laws of the People's Republic of China;

2. As of the date of this Agreement, Party B are shareholders of Shaanxi Jiali Pharmaceuticals Co., Ltd (the "Shaanxi Jiali ") and collectively legally hold all of the equity interest of Shaanxi Jiali; under this Agreement, Party B, The Nineteen Persons have acted collectively as one party to this Agreement;

3. Party B desires to appoint the persons designated by Party A to exercise its shareholder's voting rights at the shareholders' meeting of Shaanxi Jiali and Party A is willing to designate such persons.

1. Party B hereby agrees to irrevocably appoint the persons designated by Party A with the exclusive right to exercise, on his behalf, all of his shareholder's voting rights at the shareholder's meeting of Shaanxi Jiali and to take any other action of Shaanxi Jiali in accordance with the laws of the People's Republic of China and Shaanxi Jiali's Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Shaanxi Jiali, and to appoint and elect the directors and Chairman as the authorized legal representative of Shaanxi Jiali.

2. The persons designated by Party A shall be the full board of Party A (the "Proxy Holders"). Party A agrees that it shall maintain a board of directors with composition and members identical to the board of directors of the overseas parent company of Party A.

3. Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder's voting rights pursuant to this Agreement.

4. All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Shaanxi Jiali, Party B shall appoint the person designated by Party A with all shareholder's voting rights. All Parties to this Agreement agree that, Party B cannot transfer his equity interests of Shaanxi Jiali to any individual or company (other than Party A or the individuals or entities designated by Party A).

5. Each person of Party B hereby acknowledges that he/she will continue to perform this Agreement even if one of them does not hold the equity interests of Shaanxi Jiali anymore.

6. Party B hereby acknowledges that he/she will withdraw the appointment of the persons designated by Party A if Party A changes such designated person and reappoints the substituted persons designated by Party A as the new Proxy Holders to exercise his shareholder's voting rights at the shareholder's meeting of Shaanxi Jiali.

7. This Agreement has been duly executed by the parties' authorized representatives as of the date first set forth above and shall become effective upon execution.

8. This Agreement shall not be terminated prior to the completion of the acquisition of all of the equity interests in, or all assets of, Shaanxi Jiali by Party A;

9. Any amendment and termination of this Agreement shall be in writing and agreed upon by the Parties.

10. The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People's Republic of China.

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P ARTY A: Xi'an Coova Children Pharmaceuticals Co., Ltd

(Seal)

Legal Representative/Authorized Representative(Signature):

PARTY B:

Jun Xia	/s/ Jun Xia	Tianqiu Xia	/s/ Tianqiu Xia
Sujuan Cheng	/s/ Sujuan Cheng	Jide Chen	/s/ Jide Chen
Zhongyu Lu	/s/ Zhongyu Lu	Changyu Lu	/s/ Changyu Lu
Yuxing Wang	/s/ Yuxing Wang	Jin Wu	/s/ Jin Wu
Qiongke Song	/s/ Qiongke Song	Xiurong Zhang	/s/ Xiurong Zhang
Xianglin Tang	/s/ Xianglin Tang	Gang Wu	/s/ Gang Wu
Xigang Hao	/s/ Xigang Hao	Hongkun Zhao	/s/ Hongkun Zhao
Baoxia Zhou	/s/ Baoxia Zhou	Hongxia Qin	/s/ Hongxia Qin
Junlin Xu	/s/ Junlin Xu	Yuying Hu	/s/ Yuying Hu
Ming Dang	/s/ Ming Dang		

This Agreement is agreed and accepted by:

Shaanxi Jiali Pharmaceuticals Co., Ltd

(Seal)

Legal Representative/Authorized Representative (Signature):